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                                                                                                    EXHIBIT 99.5

0190 BROWNING YELVINGTON-TEXAS    CASH  MT. PLAZA APTS & TOWNHOMES/REO, EL PASO       10/97 FINAL           11/03/97  21:59:42
0120 JIM KENT                           MANAGEMENT REPORT - SUMMARY                  FOR B ROBERTS          PAGE 4     CNG845R
0509 BANKERS TRUST                      OCTOBER 31, 1997    CURRENT CALENDAR YEAR
                                                                                                     10 MONTHS ENDING 10/31/97
849-849  MOUNTAIN PLAZA APTS & TOWNHOME                                                                        STATUS=00-02-12
     188 UNITS                      ---- C U R R E N T  M O N T H -----  ------ Y E A R  T O  D A T E -------
5000 TAMMIE EDDINS

                                                                                                                 ACTUAL PER UNIT
ACCOUNT NAME                          ACTUAL        BUDGET    VARIANCE      ACTUAL       BUDGET    VARIANCE     MONTHLY    Y-T-D
------------                        ----------    ----------  ---------  -----------   ----------  ----------   --------- --------
BASE SCHEDULED RENT                  99,044.92    97,955.00   1,089.92   998,253.44    979,550.00   18,703.44    526.83    530.99
PHYSICAL OCCUPANCY RATE                  90.18%       93.62%                  84.69%        83.62%
DOLLAR OCCUPANCY RATE                    89.34%       93.63%                  77.54%        83.28%
                                     =========    =========  =========    =========    ==========   =========   =======    ======
INCOME
     Rental Income                   88,482.16    91,715.00   3,232.84-  774,034.02    815,739.00   41,704.98-   470.65    411.72
     Furnishings                           .00          .00        .00          .00           .00         .00       .00       .00
     Carport/Garage                        .00          .00        .00          .00           .00         .00       .00       .00
     Laundry                               .00     1,020.00   1,020.00-    7,752.53      9,072.00    1,319.47-      .00      4.12
     Forfeited Deposits                  30.00       702.00     672.00-    4,618.49      6,669.00    2,050.51-      .16      2.46
     Other Income                     2,866.09     1,006.00   1,860.09    18,464.20      9,561.00    8,903.20     15.25      9.82
                                     ---------    ----------   --------   ----------    ----------   ---------   ------    ------
          Total Income               91,378.25    94,443.00   3,064.75-  804,869.24    841,041.00   36,171.76-   486.05    428.12

EXPENSES
     Salary-Res Manager               3,396.00-    3,450.00-     54.00    25,652.61-    25,300.00-     352.61-    18.06-    13.64-
     Salary-Maintenance               9,178.52-    4,977.00-  4,201.52-   50,680.50-    36,498.00-  14,182.50-    48.82-    26.96-
     Salary-Leasing                   4,747.96-    3,630.00-  1,117.96-   27,609.71-    26,620.00-     989.71-    25.26-    14.69-
     Payroll Burden                   3,075.09-    3,954.00-    878.91    25,041.10-    32,236.00-   7,194.90     16.36-    13.32-
     Management Fee                   3,392.74-    3,542.00-    149.26    25,327.23-    31,540.00-   6,212.77     18.05-    13.47-
     Landscaping                      1,308.49-    3,500.00-  2,191.51    18,541.07-    26,940.00-   8,398.93      6.96-     9.86-
     Repair & Maint                  11,559.76-    7,911.00-  3,648.76-  137,438.32-    64,057.00-  73,381.32-    61.49-    73.11-
     Utilities                       11,602.77-   13,024.00-  1,421.23   118,663.00-   134,630.00-  15,967.00     61.72-    63.12-
     Safety/Security                     62.85-       32.00-     30.85-      946.59-       395.00-     551.59-      .33-      .50-
     Adv/Prom/Rec                     1,790.27-    2,269.00-    478.73    19,799.49-    25,368.00-   5,568.51      9.52-    10.53-
     Other Expenses                   3,416.02-      844.00-  2,572.02-   17,987.89-    11,757.00-   6,230.89-    18.17-     9.57-
                                     ---------    ----------  --------   ----------    ----------   ----------    ------    ------
          Total Oper Exp             53,530.47-   47,133.00-  6,397.47-  467,687.51-   415,341.00-  52,346.51-   284.74-   248.77-

OTHER INC/EXP
     Property Insurance                    .00     1,600.00-  1,600.00    11,457.52-    16,000.00-   4,542.48       .00      6.09-
     Property Taxes                        .00          .00        .00    87,123.58-    82,874.00-   4,249.58-      .00     46.34-
     Other Inc/Exp                    3,327.28-      472.00-  2,855.28-    8,699.56-     4,720.00-   3,979.56-    17.70-     4.63-
                                     ---------   ----------  ---------  -----------    ----------   ----------   ------    ------
          Other Inc/Exp               3,327.28-    2,072.00-  1,255.28-  107,280.66-   103,594.00-   3,686.66-    17.70-    57.06-
                                     ---------   ----------  ---------  -----------    ----------   ----------   ------    ------
             Net Operating Income    34,520.50    45,238.00  10,717.50-  229,901.07    322,106.00   92,204.93-   183.62    122.29

     Principal                             .00          .00        .00          .00           .00         .00       .00       .00
     Interest                              .00          .00        .00          .00           .00         .00       .00       .00
     Land Lease                            .00          .00        .00          .00           .00         .00       .00       .00
                                     ---------   ----------  ---------  -----------    ----------   ---------    ------    ------
      Tot Debt Service                     .00          .00        .00          .00           .00         .00       .00       .00
                                     ---------   ----------  ---------   ----------    ----------   ---------    ------    ------
          Cash Flow Fr Opts          34,520.50    45,238.00  10,717.50-  229,901.07    322,106.00   92,204.93-   183.62    122.29

     Capital Exp                      8,990.62-   12,251.00-  3,350.38   146,775.01-   151,970.00-   5,194.99     47.34-    78.07-
     Impounds                              .00          .00        .00          .00           .00         .00       .00       .00
     Distribution                          .00          .00        .00    77,641.72           .00   77,641.72       .00     41.30
                                     ---------   ----------  ---------  -----------    ----------   ---------    ------    ------
          Total Non-Op                8,900.62-   12,251.00-  3,350.38-   69,133.29-   151,970.00-  82,836.71     47.34-    36.77-
                                     ---------   ----------  ---------  -----------    ----------   ---------    ------    ------
                                     25,619.88    32,987.00   7,367.12-  160,767.78    170,136.00    9,368.22-   136.28     85.51
        Net Cash Flow                =========   ==========  =========  ===========    ==========   =========    ======    ======
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